AMENDMENT NO. 1 TO
TRANSITION AGREEMENT

THIS AMENDMENT NO. 1 TO TRANSITION AGREEMENT (this “Amendment”) is entered into as of the 1st day of September 2010, by and between Clarus Corporation (“Clarus”), a Delaware corporation having its principal office at 2084 East 3900 South, Salt Lake City, Utah 84124, and Kanders & Company, Inc. (the “Company”), a Delaware corporation having its principal office at One Landmark Square, 22nd Floor, Stamford, Connecticut 06901.

WHEREAS, Clarus and the Company are parties to a Transition Agreement dated as of May 28, 2010 (the “Transition Agreement”). Capitalized terms not otherwise defined in this Amendment shall have their respective meanings as set forth in the Transition Agreement; and

WHEREAS, Clarus and the Company now desire to amend the Transition Agreement.

NOW THEREFORE, for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties agree as follows:

1.           The first sentence of Section 2(a) of the Transition Agreement is hereby amended and restated in its entirety to read as follows:

“Clarus hereby retains the Company to provide mutually agreed upon transition services in connection with the Acquisition (the “Services”) through December 31, 2010 (the “Term”).”

2.           Except as expressly amended by this Amendment, the Transition Agreement remains in full force and effect.

3.           This Amendment is made and executed and shall be governed by the laws of the State of New York, without regard to the conflicts of law principles thereof.

4.           This Amendment may be executed in any number of counterparts (and by facsimile or other electronic signature), but all counterparts will together constitute but one agreement.

IN WITNESS WHEREOF, each of the parties hereto have duly executed this Amendment No. 1 to the Transition Agreement as of the date set forth above.

Clarus Corporation	Kanders & Company, Inc.

By: /s/ Robert Peay	By: /s/ Warren B. Kanders
Name: Robert Peay	Name: Warren B. Kanders
Title: Chief Financial Officer	Title: President